Exhibit 99.2

TPG Pace Tech Opportunities Stockholders Approve Merger with Nerdy

SAN FRANCISCO & Remote-First-Company / ST. LOUIS, September 14, 2021 — TPG Pace Tech Opportunities (NYSE: PACE), a publicly traded special purpose acquisition company, today announced that TPG Pace Tech Opportunities’ stockholders voted to approve its proposed business combination with Nerdy (the “Business Combination”), a leading platform for delivering live online learning, with the Business Combination supported by approximately 95% of the shares of TPG Pace Tech Opportunities voted at the general extraordinary meeting of TPG Pace Tech Opportunities stockholders (the “Special Meeting”).

The Business Combination is scheduled to close on September 20, 2021 and the common stock and warrants of the combined company are set to begin trading on the New York Stock Exchange on September 21, 2021 under the ticker symbol “NRDY” and “NRDY WS”, respectively.

Thirteen proposals were approved by TPG Pace Tech Opportunities’ stockholders at the Special Meeting. The formal results of the vote will be included in a Current Report on Form 8-K to be filed by TPG Pace Tech Opportunities with the Securities and Exchange Commission.

Important Information

Neither the SEC or any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination, or determined if the Registration Statement is accurate or adequate.

About TPG

TPG is a leading global alternative asset firm founded in 1992 with approximately $96 billion of assets under management and offices in Beijing, Fort Worth, Hong Kong, London, Luxembourg, Melbourne, Mumbai, New York, San Francisco, Seoul, Singapore, and Washington, DC. TPG’s investment platforms are across a wide range of asset classes, including private equity, growth equity, real estate, secondaries, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or Twitter @TPG.

About TPG Pace Group and TPG Pace Tech Opportunities

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored seven special purpose acquisition companies (“SPACs”) and raised more than $4.4 billion since 2015.

TPG Pace Tech Opportunities is a publicly listed (NYSE: PACE) special purpose acquisition company, and the expected completion of the business combination with Nerdy will represent TPG Pace Group’s fourth successfully completed business combination since 2017. PACE raised $450 million in its October 2020 IPO along with $150 million of forward purchase agreements in order to seek a business combination with a leading technology company that complements the experience and expertise of our management team and TPG and is a business that TPG’s transformative operating skills and strategic advice can help improve. For more information, visit https://www.tpg.com/pace-tech-opportunities.

About Nerdy

Nerdy is a leading curated direct-to-consumer platform for live online learning. Nerdy’s mission is to transform the way people learn through technology. The Company’s purpose-built proprietary platform leverages technology, including AI, to connect learners of all ages to experts, delivering superior value on both sides of the network. Nerdy’s comprehensive learning destination provides learning experiences across 3,000+ subjects and multiple formats—including one-on-one instruction, small group classes, large format group classes, and adaptive self-study. Nerdy’s flagship business, Varsity Tutors, is one of the nation’s largest platforms for live online tutoring and classes. Learn more about Nerdy at https://www.nerdy.com/.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination between Nerdy and TPG Pace Tech Opportunities or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except in a transaction exempt from registration under the Securities Act or by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and applicable regulations in the Cayman Islands.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, TPG Pace Tech Opportunities’ ability to consummate the transaction, the benefits of the transaction and TPG Pace Tech Opportunities’ future financial performance following the transaction, as well as TPG Pace Tech Opportunities’ strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, TPG Pace Tech Opportunities disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof or any new information. TPG Pace Tech Opportunities cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of TPG Pace Tech Opportunities. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) any inability of Nerdy to adequately protect its intellectual property; (4) any security breaches, loss of data or other disruptions; (5) any loss of key employees, including Nerdy’s Founder, Chairman and Chief Executive Officer; (6) effects on TPG Pace Tech Opportunities’ public securities’ liquidity and trading; (7) the market’s reaction to the proposed business combination; (8) the lack of a market for TPG Pace Tech Opportunities’ securities; (9) TPG Pace Tech Opportunities’ financial performance following the proposed business combination; (10) costs related to the proposed business combination; (11) changes in applicable laws or regulations; (12) the possibility that the novel coronavirus (“COVID-19”) may hinder TPG Pace Tech Opportunities’ ability to consummate the business combination; (13) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of TPG Pace Tech Opportunities or Nerdy; (14) the possibility that TPG Pace Tech Opportunities or Nerdy may be adversely affected by other economic, business and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace Tech Opportunities. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact TPG Pace Tech Opportunities’ expectations and projections can be found in TPG Pace Tech Opportunities’ initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the Registration Statement. In addition, TPG Pace Tech Opportunities’ periodic reports and other SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts:

Media:

Nerdy Inc.

press@nerdy.com

Investor Relations:

TPG/TPG Pace

Luke Barrett

media@tpg.com

Nerdy Inc.

investors@nerdy.com

nerdy@icrinc.com

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